United States

Securities and Exchange Commission

Washington, D.C 20549

SCHEDULE 14C INFORMATION

Information Statement Pursuant to Section 14(c) of

the Securities Exchange Act of 1934 (Amendment No. __ )

Filed by the Registrants	X

Filed by a Party other than the Registrant

Check the appropriate box:

__ Preliminary Information Statement

X Definitive Information Statement

__ Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

TARGET ASSET ALLOCATION FUNDS

THE TARGET PORTFOLIO TRUST

(Name of Registrants As Specified In their Charters)

(Name of Person(s) Filing Information Statement. if other than Registrant)

Payment of Filing Fee (Check the appropriate box):

X	No fee required

__ Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11

(I)	Title of each class of securities to which transaction applies:

(2)	Aggregate number of securities to which transaction applies:

(3)            Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule a 11 (Set forth the amount on which the filing fee is calculated and state how it was detem1ined):

(4)	Proposed maximum aggregate value of transaction:

(5)	Total fee paid:

__Fee paid previously with preliminary materials.

__Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount Previously Paid:

2) Form, Schedule or Registration Statement No.:

3) Filing Party:

4) Date Filed:

TARGET ASSET ALLOCATION FUNDS

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

THE TARGET PORTFOLIO TRUST

____________

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

____________

INFORMATION STATEMENT

November 29, 2006

To The Contract Owners:

At a regular meeting of the Board of Trustees of the Target Asset Allocation Funds (TAAF) (formerly the Strategic Partners Asset Allocation Funds), Strategic Partners Mutual Funds, Inc. (SPMF) and The Target Portfolio Trust (Target) (collectively, the Companies, and each a Company) on June 7-8, 2006, the Trustees approved new subadvisory agreements with RS Investments (RS) for the following funds of each Company (together, the Funds, and each a Fund):

•	TAAF/ Target Conservative Allocation Fund
•	TAAF/ Target Moderate Allocation Fund
•	TAAF/ Target Growth Allocation Fund
•	SPMF/ Strategic Partners Small Cap Growth Fund
•	Target/ Target Small Cap Growth Portfolio

Prudential Investments LLC (PI or the Manager) has entered into new subadvisory agreements with RS subsequent to a change in ownership in RS that resulted in the automatic termination of the prior subadvisory agreements with RS. On May 17, 2006, The Guardian Life Insurance Company of America (Guardian) and RS announced that Guardian would acquire a 65% ownership interest in RS (the Transaction). The remaining 35% ownership stake in RS would remain with RS professionals and business managers. The Transaction was completed on August 31, 2006 (the Closing Date), at which time RS began operating as an independent subsidiary of Guardian. There were no changes in the RS portfolio management teams as a result of the Transaction. For purposes of the Investment Company Act of 1940, as amended (the Investment Company Act), the Transaction was treated as a “change in control” that resulted in an “assignment” of the previous subadvisory agreement, by and between PI and RS, with respect to each Fund. Pursuant to the Investment Company Act and the express terms of the prior subadvisory agreement, the subadvisory agreement automatically terminated upon its assignment on the Closing Date.

This information statement describes the circumstances surrounding the Trustees’ approval of each new subadvisory agreement and provides you with an overview of its terms. PI will continue as your Portfolio’s investment manager. This information statement does not require any action by you. It is provided to inform you about the change in ownership of RS.

By order of the Board,

Deborah A. Docs

Secretary

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

TARGET ASSET ALLOCATION FUNDS

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

THE TARGET PORTFOLIO TRUST

____________

Gateway Center Three

100 Mulberry Street

Newark, New Jersey 07102

____________

INFORMATION STATEMENT

November 29, 2006

This information statement is being furnished in lieu of a proxy statement to contract owners investing in the Target Conservative Allocation Fund (Conservative Fund), Target Moderate Allocation Fund (Moderate Fund) and Target Growth Allocation Fund (Growth Fund), each a series of Target Asset Allocation Funds (TAAF) (formerly, Strategic Partners Asset Allocation Funds); the Strategic Partners Small-Cap Growth Fund (SP Small-Cap Fund), a series of Strategic Partners Mutual Funds, Inc. (SPMF); and the Small Capitalization Growth Portfolio (Target Small Cap Fund), a series of The Target Portfolio Trust (Target), pursuant to the terms of an order (the Manager of Managers Order) issued by the Securities and Exchange Commission (SEC). The order permits the Portfolios’ investment manager to hire new subadvisers that are not affiliated with the investment manager and to make changes to certain existing subadvisory contracts with the approval of the Board of Trustees, without obtaining contract owner approval.

TAAF, SPMF and Target (together, the Companies) are each a management investment company registered under the Investment Company Act of 1940, as amended (the Investment Company Act). TAAF and Target are each organized as a Delaware statutory trust, and SPMF is organized as a Maryland corporation.

The Trustees/Directors of each Company are collectively referred to herein as the “Board,” “Board Members,” or “Trustees/Directors.” Each Company’s principal executive office is 100 Mulberry Street, Newark, NJ 07102. Conservative Fund, Moderate Fund, Growth Fund, SP Small Cap Fund and Target Small Cap Fund are each referred to herein as a “Fund,” and collectively, the “Funds.”

Each Company is providing this information statement to contract owners investing in the Funds as of November 10, 2006. This information statement relates to the approval by the Board of new subadvisory agreements (each, a New Subadvisory Agreement) between Prudential Investments LLC (PI or the Manager) and RS Investment Management Company LLC (RS), dated August 31, 2006, with respect to the applicable Fund. Copies of each New Subadvisory Agreement are attached hereto as Exhibit A. The Board approved a New Subadvisory Agreement dated as of August 31, 2006. RS currently serves as a subadviser to each Fund. As a result of a change in ownership of RS, the prior subadvisory agreement was automatically terminated, and the Board approved the New Subadvisory Agreement with RS.

On May 17, 2006, The Guardian Life Insurance Company of America (Guardian) and RS announced that Guardian would acquire a 65% ownership interest in RS (the Transaction). The remaining 35% ownership stake in RS would remain with RS professionals and business managers. The Transaction was completed on August 31, 2006 (the Closing Date), at which time RS began operating as an independent subsidiary of Guardian under the leadership of RS CEO, Terry Otton, and the existing management team. There were no changes in the RS portfolio management teams as a result of the Transaction.

For purposes of the Investment Company Act of 1940, as amended (the Investment Company Act), the Transaction was treated as a “change in control” that resulted in an “assignment” of the prior subadvisory agreement, by and between PI and RS, with respect to each Fund. Pursuant to the Investment Company Act and the express terms of the prior subadvisory agreement, the subadvisory agreement automatically terminated upon its assignment on the Closing Date.

In addition to RS, the following firms also serve as a subadviser to a portion of each Fund’s assets, as described below:

Conservative Fund, Moderate Fund and Growth Fund

EARNEST Partners LLC (EARNEST)

Hotchkis and Wiley Capital Management LLC (Hotchkis and Wiley)

JP Morgan Asset Management (JP Morgan)

LSV Asset Management (LSV)

Marsico Capital Management, LLC (Marsico)

NFJ Investment Group, LP (NFJ)

Pacific Investment Management Company LLC (PIMCO)

Thornburg Investment Management, Inc. (Thornburg)

Vaughan Nelson Investment Management, LP (Vaughan Nelson)

SP Small Cap Growth Fund	Transamerica Investment Management, Inc. (Transamerica)
Target Small Cap Growth Portfolio	Transamerica

The subadvisory agreements with each of the above listed subadvisers with respect to the applicable Fund were each last approved by the Trustees/Directors, including a majority of the Trustees/Directors who were not parties to the agreement and were not interested persons of those parties, as defined in the Investment Company Act (the Independent Trustees), on June 7-8, 2006.

RS will pay for the costs associated with preparing and distributing this information statement to the contract owners of the Funds. This information statement will be mailed on or about November 29, 2006.

THIS IS NOT A PROXY STATEMENT. WE ARE NOT ASKING YOU FOR A PROXY, AND YOU ARE REQUESTED NOT TO SEND US A PROXY

The Manager

PI, Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 serves as Manager of each Company under a management agreement dated as of May 1, 2003. PI is a wholly-owned subsidiary of PIFM Holdco, Inc., 100 Mulberry Street, Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, 751 Broad Street Newark, New Jersey 07102, which is a wholly-owned subsidiary of Prudential Financial, Inc., 751 Broad Street, Newark, New Jersey, 07102. As of December 31, 2005, PI served as the investment manager to all of the Prudential U.S. and offshore registered investment companies, and as the administrator to closed-end investment companies, and those companies had aggregate assets of approximately $94.9 billion. Information concerning each Company’s current management arrangements and the officers of each Company can be found in Exhibit B.

The Administrator

TAAF and Target have entered into an administrative agreement with PI with respect to Class II shares of the SP Small Cap Growth Fund and the Target Small Cap Growth Portfolio. SPMF has entered into an administrative agreement with American Skandia Fund Services, Inc. (“ASFS”), an affiliate of ASISI, with respect to services provided in connection with investments in the Company by certain qualified retirement plans. Information concerning the Administrators can be found in Exhibit B.

The Principal Underwriter

Prudential Investment Management Service LLC (PIMS), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, acts as the distributor of the shares of Portfolios under a distribution agreement with the Companies. American Skandia Marketing, Inc. (“ASM”), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102, additionally serves as the distributor for SPMF. PIMS and ASM are each an “affiliated person” (within the meaning of the Investment Company Act) of the Companies. Information concerning the Trust’s current distribution arrangements can be found in Exhibit B.

Annual and Semi-Annual Reports

Each Fund’s annual and semi-annual reports are sent to contract owners. Only one report is delivered to multiple contract owners sharing an address unless the Fund receives contrary instructions from one or more of the contract owners. A copy of the Fund’s most recent annual and semi-annual reports may be obtained without charge by writing each respective Company at Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 or by calling (800) 225-1852 (toll free).

Shareholder Information

Information on share ownership of each Fund is set forth in Exhibit D.

NEW SUBADVISORY AGREEMENTS

At the June 7-8, 2006 Board meeting, the Trustees/Directors, including the Independent Trustees/Directors, unanimously approved the recommendations by the Manager to keep RS as a subadviser for each Fund and to approve the New Subadvisory Agreements.

The Trustees/Directors decided to approve a New Subadvisory Agreement with RS pursuant to which RS would continue to serve as a subadviser to each Fund after the Manager had informed the Board that, as a result of a change in control, each Portfolio’s prior subadvisory agreement with RS would be automatically terminated. On May 17, 2006, The Guardian Life Insurance Company of America (Guardian) and RS announced that Guardian would acquire a 65% ownership interest in RS (the Transaction). The remaining 35% ownership stake in RS would remain with RS professionals and business managers. The Transaction was completed on August 31, 2006 (the Closing Date), at which time RS began operating as an independent subsidiary of Guardian under the leadership of RS CEO, Terry Otton, and the existing management team. There were no changes in the RS portfolio management teams as a result of the Transaction.

For purposes of the Investment Company Act of 1940, as amended (the Investment Company Act), the Transaction was treated as a “change in control,” that resulted in an “assignment” of the prior subadvisory agreement, by and between PI and RS, with respect to each Fund. Pursuant to the Investment Company Act and the express terms of the prior subadvisory agreement, the subadvisory agreement automatically terminated upon its assignment on the Closing Date. Consequently, the Manager recommended both that the Board approve a New Subadvisory Agreement with RS and that each Fund’s assets continue to be allocated among the Fund’s existing subadvisers and RS.

The terms and conditions of each New Subadvisory Agreement with RS are identical to the prior subadvisory agreement with RS approved by each Fund’s Board on June 7-8, 2006, and substantially similar to the existing subadvisory agreements with each of the other subadvisers, except that the fee rates charged by the new subadvisers under the New Subadvisory Agreements differ from the fee rates charged by the current subadvisers pursuant to their respective subadvisory agreements. See Exhibit B for a description of the fees paid to other subadvisers. The Manager, not the Fund, pays the advisory fee to the subadvisers. Therefore, the retention of RS as a subadviser does not result in any change in advisory fees paid by each Fund. A copy of each New Subadvisory Agreement is attached as Exhibit A to this Information Statement.

Under the New Subadvisory Agreements, RS continues to render investment advice to each Fund in accordance with the investment objective and policies of that Fund as established by its Board, and also make investment decisions to purchase and sell securities on behalf of the Fund, subject to the supervision of the Fund’s Manager.

Under the multi-manager structure, the Manager determines and allocates a portion of each Fund’s assets to each of the subadvisers. Consistent with the overall investment strategy of each Fund, the Manager periodically rebalances daily cash inflows (i.e., purchases and reinvested dividends) and outflows (i.e., redemptions and expense items) among the subadvisers. In addition, the Manager periodically reallocates assets among the subadvisers. The Manager reviews the allocations periodically, and the allocations may be altered or adjusted without prior notice.

By using two or more subadvisers for a Fund, and by periodically rebalancing or reallocating a Fund’s assets among the subadvisers, the Manager seeks long-term benefits from a balance of different investment disciplines. The Manager believes that, at any given time, certain investment philosophies will be more successful than others and that a combination of different investment approaches may benefit the Fund and help reduce volatility. In addition, the use of several subadvisers may help to protect the Fund from capacity risk (a subadviser’s determination to manage a limited amount of assets because of a lack of investment opportunities that appear attractive to the subadviser).

Section 15 of the Investment Company Act (Section 15) requires that a majority of a mutual fund’s outstanding voting securities approve the fund’s subadvisory agreements. However, on September 11, 1996, the SEC issued an order granting exemptive relief from certain requirements of Section 15 to PI, certain funds and any future open-end management investment company managed by PI, provided that PI and the Fund comply with the conditions of the order. According to the Manager of Managers Order, which is subject to a number of conditions, PI may enter into subadvisory agreements with unaffiliated advisers without receiving prior contract owner approval.

Information Concerning RS

RS Investments, established in 1986, is a San Francisco-based boutique investment firm that focuses on domestic small- and mid-cap equities. RS has growth and value investment groups that manage no-load mutual funds and separate accounts for individual and institutional clients. As of December 31, 2005, RS managed over $10 billion in no-load mutual fund and institutional account assets. The principal address of RS is 388 Market Street, Suite 1700, San Francisco, California 94111. Guardian acquired a 65% ownership interest in RS on August 31, 2006. Guardian Investor Services LLC (“GIS”) acquired a majority stake in RS on August 31, 2006. GIS is a wholly-owned subsidiary of The Guardian Life Insurance Company of America (“Guardian”). Founded in 1960, Guardian is the fourth largest mutual life insurance company in the United States. As of December 31, 2005, Guardian and its subsidiaries had $40.7 billion in assets under management (on a GAAP basis). Guardian’s home office is located at 7 Hanover Square, H-26-E, New York, New York 10004. Exhibit C contains information about the other mutual funds managed by RS with investment objectives and strategies similar to those of the Diversified Conservative Growth Portfolio. Exhibit C also lists the principal executive officers and directors of RS.

Board Consideration of Subadvisory Agreement:

At a regular in-person meeting of the Board held on June 7-8, 2006, at which a majority of the Trustees/Directors were in attendance (including a majority of the Independent Trustees/Directors), the Board of Trustees/Directors considered whether the approval of the New Subadvisory Agreement with RS was in the best interests of each Fund its investors. Before approving the New Subadvisory Agreements, the Trustees/Directors reviewed performance, compliance and organization materials regarding RS and Guardian and received formal presentations from the Manager at the June 7-8, 2006 meeting. The Board also received materials relating to each New Subadvisory Agreement and had the opportunity to ask questions and request further information in connection with its consideration.

In making the determination to retain RS as a subadviser, the Trustees/Directors, including the Independent Trustees/Directors advised by independent legal counsel, considered the following information:

Nature, Quality and Extent of Services. The Board received and considered information regarding the nature and extent of services provided to each Fund by RS under each New Subadvisory Agreement, namely, that RS is required to provide day-to-day portfolio management services and comply with all Fund policies and applicable rules and regulations. The Board also noted that the nature and extent of services provided to each Fund under each prior subadvisory agreement with RS were identical in all material respects to those provided by RS under the New Subadvisory Agreement and generally similar to those provided by the other current subadvisers under their subadvisory agreements.

With respect to the quality of services, the Board considered, among other things, the background and experience of RS’s portfolio management team, which was not affected by the Transaction. The Board reviewed the qualifications, backgrounds and responsibilities of the portfolio managers who would be responsible for the day-to-day management of each Fund. The Board was also provided with information pertaining to RS’s organizational structure, senior management, investment operations, and other relevant information pertaining to RS. The Board noted that it received a favorable compliance report from each Company’s Chief Compliance Officer (CCO) as to RS.

The Board concluded that it was satisfied with the nature, extent and quality of the investment subadvisory services provided to each Portfolio by RS under the prior subadvisory agreement and that there was a reasonable basis on which to conclude that the quality of investment subadvisory services to be provided by RS under the New Subadvisory Agreement should equal the quality of similar services provided by RS under the prior subadvisory agreement.

Performance of RS. With respect to each Fund, the Board received and considered information regarding the respective Fund’s historical performance in comparison with a Peer Group of comparable funds. The funds included in the Peer Group are objectively determined solely by Lipper, Inc., an independent provider of investment company data.

Investment Subadvisory Fee Rate. The Board considered the proposed subadvisory fee rate payable by PI to RS under each New Subadvisory Agreement, which calls for a fee rate of 0.50% of average daily net assets to $150 million and 0.45% of average daily net assets over $150 million. The Board also considered, among other things, that the fee rate payable under each New Subadvisory Agreement is identical to the fee rate payable under the prior subadvisory agreement. The Board also reviewed the contractual fee schedules charged by RS to other funds and private accounts of similar size and complexity to each Fund for which RS acts as an investment adviser or subadviser. Exhibit C contains fee and asset information related to these comparable funds. As a result of the above considerations, the Board concluded that RS’s proposed subadvisory fee rate under the New Subadvisory Agreement was reasonable.

Profitability. In connection with its annual review of advisory agreements, which occurred at the same meeting, the Board considered profitability of the Manager and subadvisers affiliated with the Manager. The Board concluded that the level of profitability of a subadviser not affiliated with PI may not be as significant as PI’s profitability given the arm’s length nature of the process by which the subadvisory fee rates were negotiated by PI and the unaffiliated subadvisers, as well as the fact that PI compensates the subadvisers out of its management fee.

Economies of Scale. In connection with its annual review of advisory agreements, which occurred at the same meeting, the Board considered economies of scale. The Board noted that the management fee schedule for the Portfolio does not contain breakpoints that reduce the fee rate on assets above specified levels. The Board received and discussed information concerning whether PI realizes economies of scale as the Portfolio’s assets grow beyond current levels. However, because of the nature of PI’s business, the Board could not reach definitive conclusions as to whether PI might realize economies of scale on a particular Portfolio or how great they may be. With respect to the subadvisory agreement, the Board noted that PI, not the Fund, pays the fee. In light of each Fund’s current size and fee rate, the Board concluded that the absence of breakpoints in the management fee is acceptable at this time.

Other Benefits to the Subadviser or its Affiliates from Serving as Subadviser. The Board considered potential “fall-out” or ancillary benefits anticipated to be received by RS and its affiliates as a result of RS’s relationship with the Portfolio. The Board concluded that any potential benefits to be derived by RS included potential access to additional research resources, larger assets under management and reputational benefits, which were consistent with those generally derived by subadvisers to mutual funds.

Terms of the New Subadvisory Agreements

The following summary of the New Subadvisory Agreements is qualified in its entirety by reference to the copies of the New Subadvisory Agreements attached as Exhibit A to this information statement.

Under each New Subadvisory Agreement, RS is compensated by the Manager (and not the Fund) for the portion of assets it manages at the following annual rates:

Fund	Fee Rate*
Conservative Fund, Moderate Fund and Growth Fund	0.50% of the average daily net assets of the portion of each Fund subadvised by RS
SP Small Cap Growth Fund	0.50% for the first $150 million in average daily net assets; 0.45% over $150 million in average daily net assets
Target Small Cap Growth Portfolio	0.50% for the first $150 million in average daily net assets; 0.45% over $150 million in average daily net assets

*For purposes of calculating the fee payable to RS Investment Management Co. LLC (RS), the net assets managed by RS in the each Fund will be aggregated with the assets managed by RS in any other fund subadvised by RS which is managed or co-managed by PI.

Each New Subadvisory Agreement provides that, subject to the supervision of the Manager and the Board of Trustees/Directors, RS is responsible for managing the investment operations of a portion of the assets of the applicable Fund and for making investment decisions and placing orders to purchase and sell securities for such portion of the Fund, all in accordance with the investment objective and policies of the Fund as reflected in its current prospectus and statement of additional information and as may be adopted from time to time by the Board of Trustees/Directors. In accordance with the requirements of the Investment Company Act, the new subadviser will provide the Manager with all books and records relating to the transactions it executes and will render to the Trustees such periodic and special reports as the Board of Trustees/Directors may reasonably request.

Each New Subadvisory Agreement will remain in full force and effect for a period of two years from the date of its execution and will continue thereafter as long as its continuance is specifically approved at least annually by vote of a majority of the outstanding voting securities (as that term is defined in the Investment Company Act) of the Fund, or by the Board of Trustees/Directors, including the approval by a majority of the Independent Trustees/Directors, at a meeting called for the purpose of voting on such approval; provided, however, that (1) each New Subadvisory Agreement may be terminated at any time without the payment of any penalty, either by vote of the Board of Trustees/Directors or by vote of a majority of the outstanding voting securities of the Fund, (2) each New Subadvisory Agreement will terminate immediately in the event of its assignment (within the meaning of the Investment Company Act) or upon the termination of the Fund’s management agreement with the Manager, and (3) each New Subadvisory Agreement may be terminated at any time by the respective subadviser or the Manager on not more than 60 days’ nor less than 30 days’ written notice to the other party to the New Subadvisory Agreement.

Each New Subadvisory Agreement provides that, in the absence of willful misfeasance, bad faith, or gross negligence in the performance of its duties, or reckless disregard of its obligations and duties thereunder, the new subadviser will not be liable for any act or omission in connection with its activities as subadviser to the Fund.

Shareholder Proposals

TAAF and Target, as Delaware statutory trusts, and SPMF, as a Maryland corporation, are not required to hold annual meetings of shareholders, and the Trustees/Directors do not intend to hold such meetings unless shareholder action is required in accordance with the Investment Company Act or each Company’s Declaration of Trust or Articles of Incorporation, as applicable. A shareholder proposal intended to be presented at any meeting of shareholders of a Fund must be received by the Company at a reasonable time before the Trustees/Directors’ solicitation relating thereto is made in order to be included in the Company’s proxy statement and form of proxy relating to that meeting and presented at the meeting. The mere submission of a proposal by a shareholder does not guarantee that the proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required.

Deborah A. Docs

Secretary

Dated: November 29, 2006

EXHIBIT A

STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

Strategic Partners Conservative Allocation Fund

Strategic Partners Moderate Allocation Fund

Strategic Partners Growth Allocation Fund

SUBADVISORY AGREEMENT

Agreement made as of this 31st day of August, 2006 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and RS Investment Management Co. LLC (RS or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with Strategic Partners Asset Allocation Funds, a Delaware statutory trust (the Fund) and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall manage such portion of the Fund’s portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), and with the instructions and directions of the Manager and of the Board, co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Equity Group (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliate shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, Manager agrees that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise. The Subadviser and the Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager shall, among other things, (a) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (b)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (c) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(viii) The Subadviser shall provide the Manager a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission). If the Manager receives such information less than forty-eight hours prior to signing this Agreement, this Agreement may be terminated by the Manager without penalty within five business days from the date of this Agreement. Upon written request by the Manager, Subadviser agrees to deliver annually, without charge, Subadviser’s brochure required by the Advisers Act.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such trustees, officers or employees.

(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(d) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(h) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with any certification, documentation or other information requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(i) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b). The Manager acknowledges and agrees that Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of Subadviser, whether public or private.

5. Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 388 Market Street, Suite 1700, San Francisco, California 94111.

7. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser does not approve of the form of such material in advance. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

9. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

10. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:
Name:
Title:

RS INVESTMENT MANAGEMENT CO. LLC

By:
Name:
Title:

SCHEDULE A

STRATEGIC PARTNERS ASSET ALLOCATION FUNDS

As compensation for the services provided by RS Investment Management Co. LLC with respect to the portfolio(s) listed below, Prudential Investments LLC will pay RS Investment Management Co. LLC a fee equal, on an annualized basis, to the following:

Portfolio(s)	Advisory Fee
Target Conservative Allocation Fund	0.50% of the average daily net assets of the portion of the Strategic Partners Conservative Allocation Fund subadvised by RS Investment Management Co. LLC
Target Moderate Allocation Fund	0.50% of the average daily net assets of the portion of the Strategic Partners Moderate Allocation Fund subadvised by RS Investment Management Co. LLC
Target Growth Allocation Fund	0.50% of the average daily net assets of the portion of the Strategic Partners Growth Allocation Fund subadvised by RS Investment Management Co. LLC

Dated as of August 31, 2006.

EXHIBIT A

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

Strategic Partners Small-Cap Growth Fund

SUBADVISORY AGREEMENT

Agreement made as of this 31st day of August, 2006 between Prudential Investments LLC (PI), a New York limited liability company and American Skandia Investment Services, Inc. (ASISI), a Maryland corporation (together, the Manager), and RS Investment Management Co. LLC (RS or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with Strategic Partners Mutual Funds, Inc., a Maryland corporation (the Fund), and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI and ASISI act as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of directors of the Fund (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall manage such portion of the Fund’s portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Articles of Incorporation, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), and with the instructions and directions of the Manager and of the Board, co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Equity Group (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the directors or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliate shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, Manager agrees that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise. The Subadviser and the Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager shall, among other things, (a) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (b)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (c) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(viii) The Subadviser shall provide the Manager a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission). If the Manager receives such information less than forty-eight hours prior to signing this Agreement, this Agreement may be terminated by the Manager without penalty within five business days from the date of this Agreement. Upon written request by the Manager, Subadviser agrees to deliver annually, without charge, Subadviser’s brochure required by the Advisers Act.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as directors or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such directors, officers or employees.

(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(d) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(h) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with any certification, documentation or other information requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(i) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this

Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b). The Manager acknowledges and agrees that Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of Subadviser, whether public or private.

5. Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 388 Market Street, Suite 1700, San Francisco, California 94111.

7. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a director, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser does not approve of the form of such material in advance. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

9. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

10. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:
Name:

Title:

AMERICAN SKANDIA INVESTMENT SERVICES, INC.

By:	______________________________
Name:
Title:

RS INVESTMENT MANAGEMENT CO. LLC

By:
Name:
Title:

SCHEDULE A

STRATEGIC PARTNERS MUTUAL FUNDS, INC.

As compensation for the services provided by RS Investment Management Co. LLC with respect to the portfolio(s) listed below, Prudential Investments LLC (PI) and American Skandia Investment Services, Inc. (ASISI) will pay RS Investment Management Co. LLC a fee equal, on an annualized basis, to the following:

Portfolio(s)	Advisory Fee
Strategic Partners Small-Cap Growth Fund	0.50% for the first $150 million in average daily net assets; 0.45% over $150 million in average daily net assets

Dated as of August 31, 2006.

THE TARGET PORTFOLIO TRUST

Small Capitalization Growth Portfolio

SUBADVISORY AGREEMENT

Agreement made as of this 31st day of August, 2006 between Prudential Investments LLC (PI or the Manager), a New York limited liability company, and RS Investment Management Co. LLC (RS or the Subadviser),

WHEREAS, the Manager has entered into a Management Agreement (the Management Agreement) with The Target Portfolio Trust, a Delaware statutory trust (the Fund), and a diversified, open-end management investment company registered under the Investment Company Act of 1940, as amended (the 1940 Act), pursuant to which PI acts as Manager of the Fund; and

WHEREAS, the Manager desires to retain the Subadviser to provide investment advisory services to one or more of its series as specified in Schedule A hereto (individually and collectively, with the Fund, referred to herein as the Fund) and to manage such portion of the Fund’s portfolio as the Manager shall from time to time direct, and the Subadviser is willing to render such investment advisory services; and

NOW, THEREFORE, the Parties agree as follows:

1. (a) Subject to the supervision of the Manager and the board of trustees of the Fund (the Board), the Subadviser shall manage such portion of the Fund’s portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund’s investment objectives, policies and restrictions as stated in its then current prospectus and statement of additional information (such prospectus and statement of additional information as currently in effect and as amended or supplemented from time to time, being herein called the “Prospectus”), and subject to the following understandings:

(i) The Subadviser shall manage such portion of the Fund’s portfolio as the Manager shall direct, and shall determine from time to time what investments and securities will be purchased, retained or sold by the Fund, and what portion of the assets will be invested or held uninvested as cash.

(ii) In the performance of its duties and obligations under this Agreement, the Subadviser shall act in conformity with the copies of the Declaration of Trust, By-Laws and Prospectus of the Fund and any procedures adopted by the Board applicable to the Fund and any amendments to those procedures (Board Procedures) provided to it by the Manager (the Fund Documents), and with the instructions and directions of the Manager and of the Board, co-operate with the Manager’s (or its designee’s) personnel responsible for monitoring the Fund’s compliance. The Subadviser shall also comply at all times with the 1940 Act, the Investment Advisers Act of 1940, as amended (the Advisers Act), the Internal Revenue Code of 1986, as amended, and all other applicable federal and state laws and regulations, including securities law. The Manager shall provide Subadviser timely with copies of any updated Fund Documents.

(iii) The Subadviser shall determine the securities and futures contracts to be purchased or sold by such portion of the Fund’s portfolio, as applicable, and shall place orders with or through such persons, brokers, dealers or futures commission merchants (including but not limited to Prudential Equity Group (or any broker or dealer affiliated with the Subadviser) to carry out the policy with respect to brokerage as set forth in the Fund’s Prospectus or as the Board may direct from time to time. In providing the Fund with investment advisory services, it is recognized that the Subadviser shall give primary consideration to securing the most favorable price and efficient execution. Within the framework of this policy, the Subadviser may consider the financial responsibility, research and investment information and other services provided by brokers, dealers or futures commission merchants who may effect or be a party to any such transaction or other transactions to which the Subadviser’s other clients may be a party. The Manager (or Subadviser) to the Fund each shall have discretion to effect investment transactions for the Fund through broker-dealers (including, to the extent legally permissible, broker-dealers affiliated with the Subadviser(s)) qualified to obtain best execution of such transactions who provide brokerage and/or research services, as such services are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the 1934 Act), and to cause the Fund to pay any such broker-dealers an amount of commission for effecting a portfolio transaction in excess of the amount of commission another broker-dealer would have charged for effecting that transaction, if the brokerage or research services provided by such broker-dealer, viewed in light of either that particular investment transaction or the overall responsibilities of the Manager (or the Subadviser) with respect to the Fund and other accounts as to which they or it may exercise investment discretion (as such term is defined in Section 3(a)(35) of the 1934 Act), are reasonable in relation to the amount of commission.

On occasions when the Subadviser deems the purchase or sale of a security or futures contract to be in the best interest of the Fund as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities or futures contracts to be sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities or futures contracts so purchased or sold, as well as the expenses incurred in the transaction, shall be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

(iv) The Subadviser shall maintain all books and records with respect to the Fund’s portfolio transactions effected by it as required by any applicable federal or state securities laws or regulations, including the 1940 Act, the 1934 Act and the Advisers Act. The Subadviser shall furnish to the Manager or the Board all information relating to the Subadviser’s services under this Agreement reasonably requested by the Manager and the Board within a reasonable period of time after the Manager or the Board makes such request. The Subadviser shall make reasonably available its employees and officers for consultation with any of the trustees or officers or employees of the Fund with respect to any matter discussed herein, including, without limitation, the valuation of the Fund’s securities.

(v) The Subadviser or its affiliate shall provide the Fund’s custodian on each business day with information relating to all transactions concerning the portion of the Fund’s assets it manages. The Subadviser shall furnish the Manager routinely with daily information concerning portfolio transactions and other reports as agreed upon from time to time concerning transactions, portfolio holdings and performance of the Fund, in such form and frequency as may be mutually agreed upon from time to time. The Subadviser agrees to review the Fund and discuss the management of the Fund with the Manager and the Board as either or both shall from time to time reasonably request.

(vi) The investment management services provided by the Subadviser hereunder are not to be deemed exclusive, and the Subadviser shall be free to render similar services to others. Subject to the Subadviser’s responsibility to the Fund, Manager agrees that Subadviser may give advice or exercise investment responsibility and take such other action with respect to other individuals or entities which may differ from advice given to the Fund. Further, Manager acknowledges that the Subadviser, or its agent, or employees, or any of the accounts Subadviser advises, may at any time hold, acquire, increase, decrease, dispose of or otherwise deal with positions in investments in which the Fund may or may not have an interest from time to time, whether such transactions involve the Fund or otherwise. The Subadviser and the Manager understand and agree that if the Manager manages the Fund in a “manager-of-managers” style, the Manager shall, among other things, (a) continually evaluate the performance of the Subadviser through quantitative and qualitative analysis and consultations with the Subadviser, (b)  periodically make recommendations to the Board as to whether the contract with one or more subadvisers should be renewed, modified, or terminated, and (c) periodically report to the Board regarding the results of its evaluation and monitoring functions. The Subadviser recognizes that its services may be terminated or modified pursuant to this process.

(vii) The Subadviser acknowledges that the Manager and the Fund intend to rely on Rule 17a-10, Rule 10f-3, Rule 12d3-1 and Rule 17e-1 under the 1940 Act, and the Subadviser hereby agrees that it shall not consult with any other subadviser to the Fund with respect to transactions in securities for the Fund’s portfolio or any other transactions of Fund assets.

(viii) The Subadviser shall provide the Manager a copy of Subadviser’s Form ADV as filed with the Securities and Exchange Commission (the Commission). If the Manager receives such information less than forty-eight hours prior to signing this Agreement, this Agreement may be terminated by the Manager without penalty within five business days from the date of this Agreement. Upon written request by the Manager, Subadviser agrees to deliver annually, without charge, Subadviser’s brochure required by the Advisers Act.

(b) The Subadviser shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Fund to serve in the capacities in which they are elected. Services to be furnished by the Subadviser under this Agreement may be furnished through the medium of any of such trustees, officers or employees.

(c) The Subadviser shall keep the Fund’s books and records required to be maintained by the Subadviser pursuant to paragraph 1(a) hereof in the form and for the period required by Rule 31a-2 under the 1940 Act. The Subadviser agrees that all records which it maintains for the Fund are the property of the Fund, and the Subadviser shall surrender promptly to the Fund any of such records upon the Fund’s request, provided, however, that the Subadviser may retain a copy of such records. The Fund’s books and records maintained by the Subadviser shall be made available, within two (2) business days of a written request, to the Fund’s accountants or auditors during regular business hours at the Subadviser’s offices. The Fund, the Manager or their respective authorized representatives shall have the right to copy any records in the Subadviser’s possession that pertain to the Fund. These books, records, information, or reports shall be made available to properly authorized government representatives consistent with state and federal law and/or regulations. In the event of the termination of this Agreement, the Fund’s books and records maintained by the Subadviser shall be returned to the Fund or the Manager. The Subadviser agrees that the policies and procedures it has established for managing the Fund portfolio, including, but not limited to, all policies and procedures designed to ensure compliance with federal and state laws and regulations governing the adviser/client relationship and management and operation of the Fund, shall be made available for inspection by the Fund, the Manager or their respective authorized representatives upon reasonable written request within not more than two (2) business days.

(d) The Subadviser shall maintain a written code of ethics (the Code of Ethics) that it reasonably believes complies with the requirements of Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act, a copy of which shall be provided to the Manager and the Fund, and shall institute procedures reasonably necessary to prevent any Access Person (as defined in Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act) from violating its Code of Ethics. The Subadviser shall follow such Code of Ethics in performing its services under this Agreement. Further, the Subadviser represents that it maintains adequate compliance procedures to ensure its compliance with the 1940 Act, the Advisers Act, and other applicable federal and state laws and regulations. In particular, the Subadviser represents that it has policies and procedures regarding the detection and prevention of the misuse of material, nonpublic information by the Subadviser and its employees as required by the Insider Trading and Securities Fraud Enforcement Act of 1988, a copy of which it shall provide to the Manager and the Fund upon reasonable request. The Subadviser shall assure that its employees comply in all material respects with the provisions of Section 16 of the 1934 Act, and to cooperate reasonably with the Manager for purposes of filing any required reports with the Securities and Exchange Commission (the Commission) or such other regulator having appropriate jurisdiction.

(e) The Subadviser shall furnish to the Manager copies of all records prepared in connection with (i) the performance of this Agreement and (ii) the maintenance of compliance procedures pursuant to paragraph 1(d) hereof as the Manager may reasonably request.

(f) The Subadviser shall be responsible for the voting of all shareholder proxies with respect to the investments and securities held in the Fund’s portfolio, subject to such reporting and other requirements as shall be established by the Manager.

(g) Upon reasonable request from the Manager, the Subadviser (through a qualified person) shall assist the valuation committee of the Fund or the Manager in valuing securities of the Fund as may be required from time to time, including making available information of which the Subadviser has knowledge related to the securities being valued.

(h) The Subadviser shall provide the Manager with any information reasonably requested regarding its management of the Fund’s portfolio required for any shareholder report, amended registration statement, or prospectus supplement to be filed by the Fund with the Commission. The Subadviser shall provide the Manager with any certification, documentation or other information requested or required by the Manager for purposes of the certifications of shareholder reports by the Fund’s principal financial officer and principal executive officer pursuant to the Sarbanes Oxley Act of 2002 or other law or regulation. The Subadviser shall promptly inform the Fund and the Manager if any information in the Prospectus is (or will become) inaccurate or incomplete.

(i) The Subadviser shall comply with Board Procedures provided to the Subadviser by the Manager or the Fund. The Subadviser shall notify the Manager as soon as reasonably practicable upon detection of any material breach of such Board Procedures.

(j) The Subadviser shall keep the Fund and the Manager informed of developments relating to its duties as subadviser of which the Subadviser has, or should have, knowledge that would materially affect the Fund. In this regard, the Subadviser shall provide the Fund, the Manager, and their respective officers with such periodic reports concerning the obligations the Subadviser has assumed under this Agreement as the Fund and the Manager may from time to time reasonably request. Additionally, prior to each Board meeting, the Subadviser shall provide the Manager and the Board with reports regarding the Subadviser’s management of the Fund’s portfolio during the most recently completed quarter, in such form as may be mutually agreed upon by the Subadviser and the Manager. The Subadviser shall certify quarterly to the Fund and the Manager that it and its “Advisory Persons” (as defined in Rule 17j-under the 1940 Act) have complied materially with the requirements of Rule 17j-1 under the 1940 Act during the previous quarter or, if not, explain what the Subadviser has done to seek to ensure such compliance in the future. Annually, the Subadviser shall furnish a written report, which complies with the requirements of Rule 17j-1 and Rule 38a-1 under the 1940 Act, concerning the Subadviser’s Code of Ethics and compliance program, respectively, to the Fund and the Manager. Upon written request of the Fund or the Manager with respect to violations of the Code of Ethics directly affecting the Fund, the Subadviser shall permit representatives of the Fund or the Manager to examine reports (or summaries of the reports) required to be made by Rule 17j-1(d)(1) relating to enforcement of the Code of Ethics.

2. The Manager shall continue to have responsibility for all services to be provided to the Fund pursuant to the Management Agreement and, as more particularly discussed above, shall oversee and review the Subadviser’s performance of its duties under this Agreement. The Manager shall provide (or cause the Fund’s custodian to provide) timely information to the Subadviser regarding such matters as the composition of assets in the portion of the Fund managed by the Subadviser, cash requirements and cash available for investment in such portion of the Fund, and all other information as may be reasonably necessary for the Subadviser to perform its duties hereunder (including any excerpts of minutes of meetings of the Board that affect the duties of the Subadviser).

3. For the services provided and the expenses assumed pursuant to this Agreement, the Manager shall pay the Subadviser as full compensation therefor, a fee equal to the percentage of the Fund’s average daily net assets of the portion of the Fund managed by the Subadviser as described in the attached Schedule A. Liability for payment of compensation by the Manager to the Subadviser under this Agreement is contingent upon the Manager’s receipt of payment from the Fund for management services described under the Management Agreement between the Fund and the Manager. Expense caps or fee waivers for the Fund that may be agreed to by the Manager, but not agreed to by the Subadviser, shall not cause a reduction in the amount of the payment to the Subadviser by the Manager.

4. The Subadviser shall not be liable for any error of judgment or for any loss suffered by the Fund or the Manager in connection with the matters to which this Agreement relates, except a loss resulting from willful misfeasance, bad faith or gross negligence on the Subadviser’s part in the performance of its duties or from its reckless disregard of its obligations and duties under this Agreement, provided, however, that nothing in this Agreement shall be deemed to waive any rights the Manager or the Fund may have against the Subadviser under federal or state securities laws. The Manager shall indemnify the Subadviser, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Manager’s willful misfeasance, bad faith, gross negligence, reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws. The Subadviser shall indemnify the Manager, its affiliated persons, its officers, directors and employees, for any liability and expenses, including attorneys’ fees, which may be sustained as a result of the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its duties hereunder or violation of applicable law, including, without limitation, the 1940 Act and federal and state securities laws.

(b). The Manager acknowledges and agrees that Subadviser makes no representation or warranty, expressed or implied, that any level of performance or investment results will be achieved by the Fund or that the Fund will perform comparably with any standard or index, including other clients of Subadviser, whether public or private.

5. Subject to the right of each, the Manager and Subadviser, to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction over it, the parties hereto shall treat as confidential all information pertaining to the Fund and the actions of each the Manager and Subadviser in respect thereof. In accordance with Regulation S-P, if non-public personal information regarding either party’s customers or consumers is disclosed to the other party in connection with the Agreement, the party receiving such information will not disclose or use that information other than as necessary to carry out the purposes of this Agreement.

6. This Agreement shall continue in effect for a period of more than two years from the date hereof only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Manager or the Subadviser at any time, without the payment of any penalty, on not more than 60 days’ nor less than 30 days’ written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act) or upon the termination of the Management Agreement. The Subadviser agrees that it shall promptly notify the Fund and the Manager of the occurrence or anticipated occurrence of any event that would result in the assignment (as defined in the 1940 Act) of this Agreement, including, but not limited to, a change or anticipated change in control (as defined in the 1940 Act) of the Subadviser; provided that the Subadviser need not provide notice of such an anticipated event before the anticipated event is a matter of public record. Notwithstanding any provisions to the contrary in this Agreement, this Agreement shall terminate automatically and without notice to the Subadviser upon the execution of a new Agreement with a successor Subadviser.

Any notice or other communication required to be given pursuant to this Agreement shall be deemed duly given if delivered or mailed by registered mail, postage prepaid, (1) to the Manager at Gateway Center Three, 100 Mulberry Street, 4th Floor, Newark, NJ 07102-4077, Attention: Secretary; (2) to the Fund at Gateway Center Three, 4th Floor, 100 Mulberry Street, Newark, NJ 07102-4077, Attention: Secretary; or (3) to the Subadviser at 388 Market Street, Suite 1700, San Francisco, California 94111.

7. Nothing in this Agreement shall limit or restrict the right of any of the Subadviser’s directors, officers or employees who may also be a trustee, officer or employee of the Fund to engage in any other business or to devote his or her time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Subadviser’s right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association.

8. During the term of this Agreement, the Manager agrees to furnish the Subadviser at its principal office all prospectuses, proxy statements, reports to shareholders, sales literature or other material prepared for distribution to shareholders of the Fund or the public, which refer to the Subadviser in any way, prior to use thereof and not to use material if the Subadviser does not approve of the form of such material in advance. Sales literature may be furnished to the Subadviser hereunder by first-class or overnight mail, facsimile transmission equipment or hand delivery.

9. The parties to this Agreement each agree to cooperate in a reasonable manner with each other in the event that any of them should become involved in a legal, administrative, judicial or regulatory action, claim, or suit as a result of performing its obligations under this Agreement.

10. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

11. This Agreement shall be governed by the laws of the State of New York.

12. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the 1940 Act, shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Commission issued pursuant to the 1940 Act. In addition, where the effect of a requirement of the 1940 Act, reflected in any provision of this Agreement, is related by rules, regulation or order of the Commission, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

IN WITNESS WHEREOF, the Parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

PRUDENTIAL INVESTMENTS LLC

By:
Name:
Title:

RS INVESTMENT MANAGEMENT CO. LLC

By:
Name:
Title:

SCHEDULE A

THE TARGET PORTFOLIO TRUST

As compensation for the services provided by RS Investment Management Co. LLC with respect to the portfolio(s) listed below, Prudential Investments LLC will pay RS Investment Management Co. LLC a fee equal, on an annualized basis, to the following:

Portfolio(s)	Advisory Fee
Small Capitalization Growth Portfolio	0.50% for the first $150 million in average daily net assets; 0.45% over $150 million in average daily net assets[1]

Dated as of August 31, 2006.

_________________________

 For purposes of calculating the fee payable to RS Investment Management Co. LLC (RS), the net assets managed by RS in the Fund will be aggregated with the assets managed by RS in any other portfolio subadvised by RS which is managed or co-managed by PI.

EXHIBIT B

MANAGEMENT OF THE TRUST

The Manager

Prudential Investments LLC (PI or the Manager), Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102 serves as the Company’s Manager under a management agreement (the Management Agreement) dated as of January 1, 2006, and renewed thereafter as required by the Investment Company Act.

The Management Agreement is substantially similar to a management agreement dated September 7, 2000, as amended and restated April 3, 2002, and as amended and restated as of September 5, 2002 (the September Agreement), which was last approved by the Board of Trustees, including a majority of the independent directors, on June 7-8, 2006. The September Agreement was last approved by contract owners on January 31, 2001.

Terms of the Management Agreement

Pursuant to the Management Agreement, PI is subject to the supervision of the Trustees/Directors and, in conformity with the stated policies of each Fund, PI manages both the investment operations of each Fund and the composition of each Fund’s investment portfolio, including the purchase, retention and disposition of portfolio securities. The Manager is authorized to enter into subadvisory agreements for investment advisory services in connection with the management of the Fund. The Manager will continue to have responsibility for all investment advisory services furnished pursuant to any such investment advisory agreements.

The Manager reviews the performance of all subadvisers engaged for each Fund, and make recommendations to the Trustees/Directors with respect to the retention and renewal of contracts. In connection therewith, the Manager is obligated to keep certain books and records of each Fund. The Manager also administers each Company’s business affairs and, in connection therewith, furnishes each Company with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by each Company’s custodian and each Company’s transfer agent. The management services of the Manager for each Company are not exclusive under the terms of the Management Agreement, and the Manager is free to, and does, render management services to others.

The Manager has authorized any of its Trustees/Directors, officers and employees who have been elected as Trustees/Directors or officers of each Company to serve in the capacities in which they have been elected. All services furnished by the Manager under the Management Agreement may be furnished by any such Trustees/Directors, officers or employees of the Manager.

In connection with its management of the business affairs of each Company, the Manager bears the following expenses:

(a) the salaries and expenses of all of its and the Company’s personnel, except the fees and expenses of Trustees/Directors who are not affiliated persons of the Manager or the Trust/Director’s subadvisers;

(b) all expenses incurred by the Manager or by each Company in connection with managing the ordinary course of the Company’s business, other than those assumed by the Company, as described below; and

(c) the fees payable to each subadviser pursuant to the subadvisory agreement between the Manager and each subadviser.

For its services, the Company compensates the Manager as follows:

Fund	Fee, as a percentage of average daily net assets	Aggregate fees for the year ended December 31, 2005
SP Small Cap Fund	0.95%	$402,568
Target Small Cap Growth	0.60%	$864,203
Conservative Fund	0.75% up to $500 million; 0.70% on the next $500 million; 0.65% over $1 billion	$1,518,626
Moderate Fund	0.75% up to $500 million; 0.70% on the next $500 million; 0.65% over $1 billion	$3,383,694
Growth Fund	0.75% up to $500 million; 0.70% on the next $500 million; 0.65% over $1 billion	$2,152,913

PI has voluntarily agreed, with respect to SP Small Cap Fund, to waive portions of its investment management fees through February 28, 2007 equal to 0.10% of average daily net assets. With respect to SPMF and Target, the Manager voluntarily maintains a contractual expense cap of 1.30% (exclusive of 12b-1 fees and certain other fees) and has also contractually agreed to a 10 basis point management fee waiver. These expense limitations may be discontinued at any time.

Under the terms of the Management Agreement, each Company is responsible for the payment of the following expenses: (a) the fees payable to the Manager, (b) the fees and expenses of Trustees/Directors who are not affiliated persons of the Manager or the Companies’ subadvisers, (c) the fees and certain expenses of each Company’s custodian and transfer and dividend disbursing agent, including the cost of providing records to the Manager in connection with its obligation of maintaining required records of each Company and of pricing Company shares, (d) the charges and expenses of the Company’s legal counsel and independent accountants, (e) brokerage commissions and any issue or transfer taxes chargeable to the Company in connection with its securities transactions, (f) all taxes and corporate fees payable by the Company to governmental agencies, (g) the fees of any trade associations of which each Company may be a member, (h) the cost of share certificates representing shares of each Company, (i) the cost of fidelity and liability insurance, (j) the fees and expenses involved in registering and maintaining registration of each Company and of its shares with the SEC and qualifying Company shares under state securities laws, including the preparation and printing of each Company’s registration statements and prospectuses for such purposes, (k) allocable communications expenses with respect to investor services and all expenses of shareholder and Board meetings and of preparing, printing and mailing reports, proxy statements and prospectuses to shareholders in the amount necessary for distribution to the shareholders, and (l) litigation and indemnification expenses and other extraordinary expenses not incurred in the ordinary course of the Company’s business.

The Management Agreement provides that the Manager will not be liable for any error of judgment or for any loss suffered by the Company in connection with the matters to which the Management Agreement relates, except a loss resulting from willful misfeasance, bad faith, gross negligence or reckless disregard of duty. The Management Agreement will continue in effect for a period of more than two years from the date of execution only so long as such continuance is specifically approved at least annually in conformity with the Investment Company Act. The Management Agreement also provides that it will terminate automatically if assigned and that it may be terminated without penalty by the Trustees of the Company, by vote of a majority of the Company’s outstanding voting securities (as defined in the Investment Company Act) or by the Company, upon not more than 60 days’ nor less than 30 days’ written notice to the Company.

Information About PI

PI is a wholly-owned subsidiaries of PIFM Holdco, Inc., which is a wholly-owned subsidiary of Prudential Asset Management Holding Company, which is a wholly-owned subsidiary of Prudential Financial, Inc. (Prudential Financial), a major, diversified insurance and financial services company. Prudential Financial’s address is 751 Broad Street, Newark, New Jersey 07102. PI is organized in New York as a limited liability company.

PI manages or co-manages the following investment companies:

Cash Accumulation Trust, Dryden Ultra Short Bond Fund, Nicholas-Applegate Fund, Inc., (Nicholas-Applegate Growth Equity Fund), Dryden California Municipal Fund, Jennison Equity Fund, Inc.; Prudential’s Gibraltar Fund, Inc.; Dryden Global Total Return Fund, Inc.; Dryden Government Income Fund, Inc., Dryden Government Securities Trust, Dryden High Yield Fund, Inc., Dryden Index Series Fund, Prudential Institutional Liquidity Portfolio, Inc., MoneyMart Assets, Inc., Dryden Municipal Bond Fund, Dryden Municipal Series Fund, Jennison Natural Resources Fund, Inc., Jennison Sector Funds, Inc., Dryden Short-Term Bond Fund, Inc., Jennison Small Company Fund, Inc., Prudential Tax-Free Money Fund, Inc., Dryden Tax-Managed Funds, Dryden Tax-Managed Small Cap Fund, Inc., Dryden Total Return Bond Fund, Inc., Jennison 20/20 Focus Fund, Jennison U.S. Emerging Growth Fund, Inc., Jennison Value Fund, Prudential World Fund, Inc., Strategic Partners Real Estate Fund, Special Money Market Fund, Inc., Strategic Partners Asset Allocation Funds, Strategic Partners Mutual Funds, Inc., Strategic Partners Opportunity Funds, Strategic Partners Style Specific Funds, The Prudential Series Fund, The Prudential Investment Portfolios, Inc., The Target Portfolio Trust, The Prudential Variable Contract Account-2, The Prudential Variable Contract Account-10, and The Prudential Variable Contract Account-11.

Directors and Officers of PI

The business and other connections of the directors and principal executive officers of PI are set forth below. The address of each person is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102.

Name	Position with PI	Principal Occupations
Deborah A. Docs	Vice President and Secretary

Vice President and Corporate Counsel January 2001) of Prudential; Vice President (since December 1996) and Assistant Secretary (since March 1999) of PI; formerly

Vice President and Assistant Secretary (May 2003-June 2005) of American Skandia Investment Services, Inc.

Robert F. Gunia	Executive Vice President and Chief Administrative Officer

Executive Vice President and Chief Administrative Officer of PI; President (since April 1999) of Prudential Investment Management Services LLC (PIMS); Director, Executive Vice President and Chief Administrative Officer (since May 2003) of American Skandia Investment Services, Inc, American Skandia Advisory Services, Inc., and American Skandia Fund Services, Inc.; Executive Vice President (since March 1999) of Prudential Mutual Fund Services LLC; formerly Senior Vice President (March 1987-May 1999)

of Prudential Securities Incorporated (Prudential Securities); Vice President and Director (since May 1989) and Treasurer (since 1999) of the Asia Pacific Fund, Inc.

Name	Position with PI	Principal Occupations
David R. Odenath, Jr.	Executive Vice President

President of Prudential Annuities (since August 2002); Executive Vice President (since May 2003) of American Skandia Investment Services, Inc; Chief Executive Officer and Director (since May 2003) of American

Skandia Life Assurance Corporation, American Skandia Information Services and Technology Corporation and Skandia U.S. Inc.; President, Chief Executive Officer and Director (since May 2003) of American Skandia Marketing, Inc.; Formerly President, Chief Executive

Officer, Chief Operating Officer and Officer- In-Charge (1999-2003) of PI; Senior Vice President (since June 1999) of Prudential; formerly Senior Vice President (August 1993- May 1999) of PaineWebber Group, Inc.

Kevin B. Osborn	Executive Vice President	Executive Vice President, PI; Executive Vice President and Director of American Skandia Investment Services, Inc. and Executive Vice President and Director of American Skandia Advisory Services, Inc.
Stephen Pelletier	Executive Vice President	Vice President, International Investments, of Prudential; Executive Vice President, PI.
Kathryn Quirk	Executive Vice President and Chief Legal Officer

Vice President and Corporate Counsel (since September 2004) of Prudential; Executive Vice President, Chief Legal Officer and Secretary (since July 2005) of Prudential Investments LLC and Prudential Mutual Fund Services LLC; formerly Managing Director, General

Counsel, Chief Compliance Officer, Chief Risk Officer and Corporate Secretary (1997-2002) of Zurich Scudder Investments, Inc.

Judy A. Rice	Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer

Officer-in-Charge, President, Chief Executive Officer and Chief Operating Officer, PI; Officer-in-Charge, Director, President, Chief Executive Officer and Chief Operating Officer of American Skandia Investment Services, Inc.; Officer-in-Charge, Director, President

and Chief Executive Officer of American Skandia Fund Services, Inc.; Officer-in- Charge, Director, President, Chief Executive Officer and Chief Operating Officer of

American Skandia Advisory Services, Inc.

Name	Position with PI	Principal Occupations
Jonathan Shain	Vice President and Assistant Secretary

Vice President and Corporate Counsel (since August 1998) of Prudential; Vice President and Assistant Secretary (since May 2003) of American Skandia Investment Services, Inc. and American Skandia Fund Services, Inc.

Lee D. Augsburger	Chief Compliance Officer Since 2004

Senior Vice President and Chief Compliance Officer (since April 2003) of PI; Vice President (since November 2000) and Chief Compliance Officer (since October 2000) of Prudential Investment Management, Inc.; Chief Compliance Officer and Senior Vice President (since May 2003) of American Skandia Investment Services, Inc.

The Administrator

As described above, under the Management Agreement, the Manager also administers each Company’s business affairs and, in connection therewith, furnishes the Company with office facilities, together with those ordinary clerical and bookkeeping services that are not furnished by the respective Company’s Custodian or Transfer Agent.

PFPC Trust Company (PFPC), 103 Bellevue Parkway, Wilmington, Delaware 19809, serves as the Custodian to TAAF’s and Target’s portfolio securities and cash, and in that capacity, maintains certain financial accounting books and records pursuant to an agreement with their respective Funds. Prudential Mutual Fund Services (PMFS), Gateway Center Three, 100 Mulberry Street, Newark, NJ 07102, serves as the transfer agent and dividend disbursing agent of TAAF’s and Target’s respective funds. PMFS is an affiliate of PI.

American Skandia Fund Services, Inc.(ASFS), as affiliate of ASISI, receives a fee from SP Small Cap Growth Fund under an Administrative Agreement between ASFS and SPMF with respect to services provided in connection with investments in SPMF by certain qualified retirement plans. Pursuant to this agreement, ASFS selects and contracts with third parties providing administrative services for such plans (“third party administrators”) or agents for such third-party administrators. ASFS uses its fee from SP Small Cap Growth Fund to pay the third-party administrators and their agents, which fee may be used to reduce fees that would otherwise be payable by the qualified plan to the third-party administrator. The fee payable to ASFS corresponds to the aggregate fees payable by ASFS to third-party administrators and agents under the terms of the agreements between ASFS and such third-party administrators and agents. ASFS does not receive any compensation as qualified plans administrator in addition to amounts it pays to third-party administrators and their agent and for other out-of-pocket expenses.

The Underwriter

Prudential Investment Management Services LLC (PIMS) and, with respect to SPMF, also American Skandia Marketing, Inc. (ASM), wholly owned subsidiaries of Prudential Financial, Inc. act as the principal underwriters of the respective Companies by distributing Fund shares on a continuous basis. PIMS is a limited liability corporation organized under Delaware law in 1996. ASM is a corporation organized under Maryland law. PIMS and ASM are registered broker dealers under the Securities and Exchange Act of 1934 and each is a member of the National Association of Securities Dealers, Inc. PIMS’s and AMS’s principal business address is Gateway Center Three, 100 Mulberry Street, Newark, New Jersey 07102-3777.

Brokerage

As of October 31, 2005, SP Small Cap Growth Fund and as of December 31, 2005, Target Small Cap Growth Portfolio did not pay any commissions to affiliated broker-dealers.

As of July 31, 2006, the following Funds paid commissions to affiliated broker-dealers as follows:

Fund	Prudential Equity/Wachovia Securities LLC (or affiliates)
Conservative Fund	$1,864 (2.01% of total commissions) (0.05% of total dollar amount of transactions)
Moderate Fund	$5,529 (1.86% of total commissions) (0.05% of total dollar amount of transactions)
Growth Fund	$5,018 (1.72% of total commissions) (0.05% of total dollar amount of transactions)

Information about Other Subadvisers and Subadvisory Agreements

RS co-subadvises the Funds along with other subadvisers. The current subadvisory agreement with each of the other subadvisers provides for compensation as follows:

Fund	Subadviser	Fee Rate	Fees paid as of July 31, 2006
Conservative Fund	Jennison	0.30% on first $300 million; 0.25% over $300 million	None
	PIM	0.375%	None
	EARNEST	0.40%	$21,715
	PIMCO	0.25%	$228,961
	Goldman Sachs (large cap growth equity sleeve)	0.30% on first $50 million;0.38% on next $150 million; 0.25% over $200 million	$61,379
	Goldman Sachs (high yield bond sleeve)	0.30%	$78,049
	Hotchkis & Wiley	0.30%	$34,953
	JP Morgan	0.30% on first $300 million;0.25% over $300 million	$53,211
	Marsico	0.40% to $1.5 billion; 0.35% over $1.5 billion	$70,259
	Vaughan Nelson	0.40% on first $250 million; 0.35% over $250 million	$10,310
	NFJ	0.40% on first $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million	$20,808

Fund	Subadviser	Fee Rate	Fees paid as of July 31, 2006
Moderate Fund	Jennison	0.30% on first $300 million; 0.25% over $300 million	None
	PIM	0.375%	None
	EARNEST	0.40%	$66,552
	Lazard Asset Management	0.40%	None
	PIMCO	0.25%	$270,362
	Goldman Sachs (large cap growth equity sleeve)	0.30% on first $50 million; 0.28% on next $150 million; 0.25% over $200 million	$1652,635
	Goldman Sachs (high yield bond fund)	0.30%	$85,868
	Hotchkis & Wiley	0.30%	$88,221
	JP Morgan	0.30% on first $300 million; 0.25% over $300 million	$138,046
	Marsico	0.40% to $1.5 billion; 0.35% over $1.5 billion	$183,164
	Vaughan Nelson	0.40% on first $250 million; 0.35% over $250 million	$10,655
	LSV	0.45% on first $150 million; 0.425% on next $159 million; 0.40% on next $150 million; 0.375% on next $300 million; 0.35% on amounts exceeding $750 million	$152,547
	Thornburg	0.35% to $100 million; 0.30% over $100 million	$173,211
	NFJ	0.40% on first $50 million; 0.38% on next $50 million; 0.34% on next $50 million; 0.30% on next $200 million; 0.28% over $350 million	$55,876

Fund	Subadviser	Fee Rate	Fees paid as of July 31, 2006
Growth Fund	Jennison	0.30% on first $300 million; 0.25% over $300 million	None
	PIM	0.375%	None
	EARNEST	0.40%	$82,941
	Lazard	0.40%	None
	Goldman (large cap growth equity sleeve)	0.30% on first $50 million; 0.28% on next $150 million; 0.25% over $200 million	$135, 739
	Hotchkis and Wiley	0.30%	$70,303
	Marsico	0.40% to $1.5 billion; 0.35% over $1.5 billion	$163,442
	Vaughan Nelson	0.40% on first $250 million; 0.35% over $250 million	$12,643
	LSV	0.45% on first $150 million; 0.425% on next $150 million; 0.40% on next $150 million; 0.375% on next $300 million; 0.35% on amounts exceeding $750 million	$151,021
	JP Morgan	0.30% on first $300 million; 0.25% over $300 million	$117,851
SP Small Cap Growth Fund	Transamerica	0.50%	$120, 414
Target Small Cap Growth Fund	Transamerica	0.50%	$347,747

The Manager made no other material payments to any subadviser, or any affiliate thereof, in that year. The subadvisory agreements with each subadviser were approved by the Board without shareholder approval pursuant to the Manager of Managers Order, most recently on June 7-8, 2006. The subadvisory agreements with Jennison and PIM were first approved by the Board and shareholders on January 31, 2001.

EXHIBIT C

OTHER FUNDS MANAGED BY RS INVESTMENTS

RS acts as an investment adviser or subadviser with investment objectives, policies and strategies that are substantially similar to those of the Funds, as follows:

Fund	Annual Management Fee (as a % of average net assets)	Approximate Net Assets as of 3/31/06
RS Smaller Company Growth Fund	1.00%	$296,572,729
Separate Account A	1.00% first $30 million; 0.80% next $20 million; 0.60% over $50 million	$7,580,671
Separate Account B	0.80% first $30 million; 0.64% next $20 million; 0.60% over $50 million	$19,509,928
Separate Account C	1.00% first $30 million; 0.80% next $20 million; 0.60% over $50 million	$4,894,654
Separate Account D	1.00% first $30 million; 0.80% next $20 million; 0.60% over $50 million	$3,431,024
Sub-Advised Account A	0.55% first $100 million; 0.50% next $300 million; 0.45% over $400 million	$42,438,481
Sub-Advised Account B	0.55% first $100 million; 0.50% next $300 million; 0.45% over $400 million	$99,804,646
Prudential CG	0.50%	$6,859,261
Prudential MG	0.50%	$19,720,662
Prudential HG	0.50%	$24,363,642
Prudential DG	0.50% first $150 million; 0.45% over $150 million	$7,767,118
Prudential TG	0.50% first $150 million; 0.45% over $150 million	$80,650,287
Prudential SG	0.50% first $150 million; 0.45% over $150 million	$55,917,796
Sub-Advised Account C	0.50% first $100 million; 0.40% over $100 million	$266,784, 550

C-1

MANAGEMENT OF RS INVESTMENTS

The table below lists the name, address, position with and principal occupation during the past five years for the principal executive officers and directors of RS.

Name and Address*	Position with and Principal Occupation
Dennis J. Manning	Chairman and Director
Terry R. Otton	Chief Operating Officer and Director
James E. Klescewski	Chief Financial Officer
John J. Sanders, Jr.	Chief Compliance Officer
Benjamin L. Douglas	General Counsel
G. Randall Hecht	Director
Robert E. Broatch	Director
Bruce C. Long	Director
Thomas G. Sorell	Director
Paul B. Guenther	Director
Michael G. McCaffrey	Director

*The address of each person is RS Investments, 388 Market Street, Suite 1700, San Francisco, California 94111.

** The Management Committee is comprised of G. Randall Hecht, Terry Otton, Toinette Carter, James Callinan (President of the Growth Group), Andrew Pilara (President of the Value Group), James Foster (President of the Real Estate Group), David Elliot (Sales) and Benjamin Douglas.

.

C-2

EXHIBIT D

SHAREHOLDER INFORMATION

Target Asset Allocation Funds

As of November 3, 2006 the Trustees and officers of each Portfolio, as a group, owned less than 1% of the outstanding shares of each Portfolio.

As of November 3, 2006, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of each Portfolio were as follows:

Target Conservative Allocation Fund

Name	Address	Class	Total Shares Outstanding	Shares Owned/%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia	A	5,704,000.467	2,189,609 / 38.38%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia	B	8,603,465.990	3,240,303.936 / 37.663%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia	C	3,404,396.230	2,209,351.329 / 64.897%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	C	3,404,396.230	274,469 / 8.062%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia	M	315,248.163	19,594.928 / 6.213%
UBS Financial Services Inc FB UBS-Finsvc CDN FBO Keith D Kennedy	P.O. Box 3321 Weehawken NJ 07086	M	315,248.163	17,806 / 5.648%
Counsel Trust FBO Fairfield County Surgical Assoc Profit Sharing Plan	3201 34th Street South St Petersburg FL 33711	R	754,219.230	198,819 / 25.698%
Union Bank TR Nominee C/F TS Construction Inspection &T	PO Box 85484 San Diego CA 92186	R	754,219.230	519,794 / 68.918%
Prudential Trust Company C/F The Rollover IRA Of Adam W. Leighton	9 Laurel Drive Simsbury CT 06070	X	227,918.335	37,733 / 16.570%
Prudential Trust Company C/F The IRA Of Sandra R Vanwart Dec’d FBO Scott H Vanwart	115 Greenwoods Lane East Windsor CT 06088	X	227,918.335	21,562 / 9.460%
Prudential Trust Company C/F The IRA Of Eugene Orientale	5749 Concord Drive North Port FL 34287	X	227,918.335	13,398 / 5.878%

Prudential Trust Company C/F The IRA Of Dan Goldstein	4101 N Ocean Blvd D502 Boca Raton FL 33431	X	227,918.335	15,069 / 6.612%
Prudential Trust Company C/F Rollover IRA Of Harry I Pinkus	2367 Wahl Ave Milwaukee WI 53211	X	227,918.335	13,021 / 5.713%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Wellspan Health	1135 South Edgar Street PO Box 15198 York PA 17403	Z	422,535.617	45,654 / 10.805%
Prudential Investment FBO Mutual Fund Clients ATTN Pruchoice Unit	100 Mulberry Street Newark NJ 07102	Z	422,535.617	258,631 / 61.209%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Lansing Board of Water & Light	1232 Haco Drive PO Box 13007 Lansing MI 48912	Z	422,535.617	53,400 / 12.638%

Target Moderate Allocation Fund

Name	Address	Class	Total Shares Outstanding	Shares Owned/%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	A	11,585,371.877	4,527,487.223 / 39.079%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	B	13,673,785.604	5,772,053.588 / 42.213%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	C	10,219,387.812	6,676,812.262 / 65.335%
Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor	333 West 34th Street New York NY 10001	C	10,219,387.812	548,907 / 5.371%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	C	10,219,387.812	1,043,276 / 10.209%
Union Bank TR Nominee C/F TS Construction Inspection & T	PO Box 85484 San Diego CA 92186	R	285,347.153	254,212 / 89.089%
Prudential Trust Company C/F The Rollover Of Gail R Azia	784 Pine Island Dr Melbourne FL 32940	X	428,399.348	21,656 / 5.055%
Prudential Trust Company C/F The Rollover Of Walter J Shultz	523 Leon Ave Delran NJ 08075	X	428,399.348	31,831 / 7.432%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit Of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	Z	1,038,504.387	157,787 / 15.194%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Wellspan Health	1135 South Edgar Street PO Box 15198 York PA 17403	Z	1,038,504.387	56,510 / 5.441%
Prudential Investment FBO Mutual Fund Clients ATTN Pruchoice Unit	100 Mulberry St Newark NJ 07102	Z	1,038,504.387	406,256 / 39.119%
PIMS Prudential Retirement As Nominee For The TTEE Customer Plan Lansing Board of Water & Light	1232 Haco Drive PO Box 13007 Lansing MI 48912	Z	1,038,504.387	320,773 / 30.888%

Target Growth Allocation Fund

Name	Address	Class	Total Shares Outstanding	Shares Owned/%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	A	7,917,230.501	3,543,749.52 / 44.760%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	B	7,564,523.655	3,177,724.603 / 42.008%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	C	7,267,383.125	4,700,262.699 / 64.676%
Citigroup Global Markets Inc House Account Attn: Peter Booth 7th Floor	333 West 34th Street New York NY 10001	C	7,267,383.125	467,971 / 6.43%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	C	7,267,383.125	600,009 / 8.256%
Union Bank TR Nominee C/F TS Construction Inspection & T	PO Box 85484 San Diego CA 92186	R	19,514.080	8,510 / 43.610%
MG Trust Company Trustee Sea Star Line, LLC	700 17th Street Suite 300 Denver CO 80202	R	19,514.080	6,263 / 32.095%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	M	744,142.687	58,314.632 / 7.836%
Lin(K) and Simple IRA PMFS Transfer Agent For the Fund	100 Mulberry St Newark NJ 07102	M	744,142.687	48,608 / 6.532%
Merrill Lynch, Pierce, Fenner & Smith For The Sole Benefit of Its Customer	4800 Deer Lake Drive East Jacksonville FL 32246	Z	563,730.107	80,678 / 14.311%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Plan Wellspan Health	1135 South Edgar Street PO Box 15198 York PA 17403	Z	563,730.107	80,475 / 14.275%
Prudential Investment FBO Mutual Fund Clients Attn Pruchoice Unit	100 Mulberry St Newark NJ 07102	Z	563,730.107	291,034 / 51.626%
PIMS/Prudential Retirement As Nominee For The TTEE Customer Pan Lansing Board Of Water & Light	1232 Haco Drive PO Box 13007 Lansing MI 48912	Z	563,730.107	71,082 / 12.609%

SHAREHOLDER INFORMATION

Strategic Partners Mutual Funds, Inc.

As of November 3, 2006 the Trustees and officers of each Portfolio, as a group, owned less than 1% of the outstanding shares of each Portfolio.

As of November 3, 2006, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of each Portfolio were as follows:

Strategic Partners Small Capitalization Growth Fund

Name	Address	Class	Total Shares Outstanding	Shares Owned/%
MCB Trust Services Trustee Oconomowoc Residential Program	700 17th Street Suite 300 Denver CO 80202	A	2,524,376.003	146,827 / 5.816%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	A	2,524,376.003	349,610.821 / 13.849%
Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street Newark NJ 07102	A	2,524,376.003	805,228 / 31.898%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	B	1,345,717.750	588,125.774 / 43.704%
Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street Newark NJ 07102	C	3,175,797.612	314,414 / 9.900%
Wachovia Securities LLC	Riverfront Plaza 901 East Byrd Street Richmond, Virginia 23219	C	3,175,797.612	762,722.596 / 24.017%
American Skandia Investment Services Inc Fund Investment Seeding Account	One Corpoprate Drive Shelton CT 06484	L	2,358,479.397	154,313 / 6.543%
Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street Newark NJ 07102	L	2,358,479.397	238,724 / 10.122%
Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street Newark NJ 07102	M	5,714,474.961	446,502 / 7.814%
Lin (K) and Simple IRA PMFS Transfer Agent For The Fund	100 Mulberry Street Newark NJ 07102	X	1,337,830.998	212,313 / 15.870%

SHAREHOLDER INFORMATION

The Target Portfolio Trust

As of November 3, 2006 the Trustees and officers of each Portfolio, as a group, owned less than 1% of the outstanding shares of each Portfolio.

As of November 3, 2006, the owners, directly or indirectly, of more than 5% of any class of the outstanding shares of each Portfolio were as follows:

Small Capitalization Growth Portfolio

Name	Address	Class	Total Shares Outstanding	Shares Owned/%
Prudential Investment FBO Mutual Fund Clients Attn Pruchoice Unit	100 Mulberry St Newark NJ 07102	T	11,514,052.036	11,372,532 / 98.771%
PIMS/Prudential Retirement As Nominee for the TTEE/CUST PI SmartSolution IRA	200 Wood Avenue South R Iselin NJ 08830	R	6,827.249	6,818 / 99.865%